UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 20, 2020
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 20, 2020, Kingstone Companies, Inc. (the “Company”) and Victor J. Brodsky, Chief Financial Officer and Treasurer of the Company and Chief Financial Officer, Executive Vice President and a director of Kingstone Insurance Company (“KICO”), the Company’s wholly-owned subsidiary, agreed that Mr. Brodsky’s employment with the Company and KICO will cease on September 30, 2020.  Mr. Brodsky’s cessation of employment was a voluntary decision made by him to pursue other interests.  The Company, KICO and Mr. Brodsky also agreed that Mr. Brodsky will serve as a consultant to the Company and KICO for the period from October 1, 2020 through March 31, 2021.

In connection with his separation from employment, each of the Company and KICO entered into an Agreement and General Release (the “Separation Agreement”) with Mr. Brodsky.  Pursuant to the Separation Agreement, in consideration of covenants made by Mr. Brodsky, he shall be entitled to receive $155,969 (representing five months of base salary) and all previously granted but unvested stock and option awards as of September 30, 2020 shall continue to vest.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

(e) See (c) above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Agreement and General Release, dated as of July 20, 2020, by and among Kingstone Companies, Inc. Kingstone Insurance Company and Victory Brodsky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       Dated:  July 21, 2020                           Kingstone Companies, Inc.

                                                                                                                     By:__/s/______________________
                                                                                                                           Barry B. Goldstein
                                                                                                                           President and CEO